SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report:  May 21, 2002
-----------------------------
(Date of earliest event reported)



                  Wachovia Commercial Mortgage Securities, Inc.
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             (Exact name of registrant as specified in its charter)



      North Carolina                333-83930                 56-1643598
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)



301 South College Street, Charlotte, North Carolina                   28288-0166
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     (Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (704) 374-6161

ITEM 5.  OTHER EVENTS.

      Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by First Union Securities, Inc. and Nomura Securities International, Inc. which are hereby filed pursuant to the Kidder Letter.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                  Description
            -----------                  -----------
               (99)                      Computational Materials prepared by
                                         First Union Securities, Inc. and
                                         Nomura Securities International, Inc.
                                         in connection with Wachovia Commercial
                                         Mortgage Securities, Inc., Commercial
                                         Mortgage Pass-Through Certificates,
                                         Series 2002-C1

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                   WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.


                                   By: /s/ William J. Cohane
                                       -----------------------------------------
                                       Name:  William J. Cohane
                                       Title: Vice President

Date:  May 21, 2002

                                INDEX TO EXHIBITS
                                -----------------


                                                         Paper (P) or
Exhibit No.         Description                          Electronic (E)
-----------         -----------                          --------------

   (99)             Computational Materials prepared by         P
                    First Union Securities, Inc. and
                    Nomura Securities International,
                    Inc. in connection with Wachovia
                    Commercial Mortgage Securities,
                    Inc., Commercial Mortgage
                    Pass-Through Certificates, Series
                    2002-C1